SECURITIES
                             AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: APRIL 20, 2007
                        (Date of earliest event reported)



                         PRINCIPAL FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


       DELAWARE                        1-16725              42-1520346
(State or other jurisdiction    (Commission file number)  (I.R.S. Employer
   of incorporation)                                     Identification Number)


                     711 HIGH STREET, DES MOINES, IOWA 50392
                    (Address of principal executive offices)

                                 (515) 247-5111
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17  CFR
    240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 7.01         REGULATION FD DISCLOSURE

This report is filed quarterly to disclose Principal Global Investors' assets under management, prior to the availability of Principal Financial Group, Inc's (The Principal(R)) quarterly earnings release. As of March 31, 2007, Principal Global Investors had $213.6 billion in securities, real estate and other investment assets under management.

Principal Global Investors is the collective term used to describe the asset management operations of the following subsidiaries of The Principal: Principal Global Investors, LLC; Principal Real Estate Investors, LLC; Spectrum Asset Management, Inc.; Post Advisory Group, LLC; Columbus Circle Investors; Edge Asset Management, Inc.; Principal Global Investors (Europe) Limited; Principal Global Investors (Singapore) Ltd.; Principal Global Investors (Australia) Ltd.; and Principal International, Inc. and its majority-owned affiliates.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    PRINCIPAL FINANCIAL GROUP, INC.


                                    By:    /s/ THOMAS J. GRAF
                                           -------------------------------------
                                    Name:  Thomas J. Graf
                                    Title: Senior Vice President - Investor
                                           Relations


Date:    April 23, 2007


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